Exhibit 99.2

First Quarter 2005 Earnings Conference Call April 28, 2005

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions segment, the possibility that changes in customers' business environments will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, increased competition from vehicle manufacturers and large service providers, higher borrowing costs and possible decreases in available funding sources caused by adverse changes in debt ratings, changes in accounting assumptions, adequacy of accounting accruals, changes in general economic conditions, availability of heavy- and medium duty vehicles, increases in fuel prices, availability of qualified drivers, the Company's ability to create operating synergies in connection with its acquisitions, our ability to manage our cost structure and changes in government regulations, including regulations regarding vehicle emissions, drivers' hours of service and security regulations issued by the Department of Homeland Security. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risks factors or to assess the impact of such risks on the Company's business. Accordingly, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents First Quarter Results Overview Asset Management Update Earnings Outlook Q & A

1st Quarter Results Overview Earnings per diluted share were $0.64, up from $0.53 in 1Q04 1Q05 includes $0.02 one-time recovery of prior years' project costs from a customer 1Q04 included $0.01 gain on sale of a portion of the headquarters complex Fleet Management Solutions total revenue up 10% and operating revenue up 5% vs. prior year Lease revenue up year-over-year due primarily to the acquisition completed on March 1, 2004 Commercial rental revenue grew 12% vs. prior year; increases in activity levels and higher pricing Fleet Management Solutions net before tax earnings (NBT) up 28% FMS NBT percent of operating revenue up 180 basis points to 10.2%

1st Quarter Results Overview (cont’d) Fleet Management Solutions earnings positively impacted by vehicle gains, improved rental results and acquisitions Supply Chain Solutions revenue up 8% vs. prior year reflecting impact of new sales activity and customer expansions Supply Chain Solutions earnings down vs. prior year reflecting lower margins in certain automotive accounts, partially offset by new business Dedicated Contract Carriage operating revenue flat vs. prior year; impact of higher fuel costs passed through to customers offset by non- renewal of certain contracts Dedicated Contract Carriage earnings down vs. prior year due to revenue decline from non-renewal of certain contracts and higher overhead expenses

Earnings Per Share First Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Calculated based on a 12-month rolling period

Business Segment First Quarter ($ Millions) (1) Allocation of Restructuring and Other Charges, Net across business segments was as follows: FMS - $(0.1) in 2005 and FMS - $(0.1) and CSS - $(1.0) in 2004 (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures

Fleet Management Solutions (FMS) ($ Millions) First Quarter (a) Refer to Appendix - FMS Revenue History for additional historical detail. (b) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Supply Chain Solutions (SCS) ($ Millions) First Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC) ($ Millions) First Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Capital Expenditures ($ Millions) First Quarter

Debt to Equity Ratio Strong balance sheet to support profitable growth ($ Millions) Note: Includes impact of accumulated net pension related equity charge of $189 million as of 3/31/05 and 12/31/04, and $187 million as of 3/31/04. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (1)

Free Cash Flow (1) Includes non-cash restructuring and other recoveries, net (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures ($ Millions) First Quarter

Contents First Quarter Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only The overall number of vehicles sold was 4,965; up 21% compared with prior year Used tractor retail sales proceeds up 16% per unit vs. prior year period Used truck retail sales proceeds up 10% per unit vs. prior year period Vehicles not yet earning revenue are 2,306; up 922 over prior year reflecting higher lease sales and replacement activity Vehicles no longer earning revenue are 7,925; up 661 or 9% over prior year driven primarily by a larger used vehicle inventory 4,895 of these units are held for sale at the used truck centers

Contents First Quarter Results Overview Asset Management Update Earnings Outlook Q & A

Earnings Outlook Increasing full year 2005 earnings forecast by $0.10 to $3.30- $3.40 per share. Current forecast for EPS is as follows: (Earnings Per Share) 2005 EPS Forecast Full Year $3.30 - $3.40 2nd Quarter $0.83 - $0.86 Note: EPS projections assume no impact from expensing of stock options.

Q & A

Appendix Central Support Services Balance Sheet Financial Indicators Forecast FMS Revenue History Asset Management Non-GAAP Financial Measures & Reconciliations

Central Support Services (CSS) ($ Millions) First Quarter

Balance Sheet ($ Millions)

Actual 2000 Actual 2001 Actual 2002 Actual 2003 Actual 2004 Forecast 2005 Lease 974 399 452 459 863 1063 Rental 190 131 19 220 242 258 Other 23 51 85 0 0 12 PPE 102 76 44 46 60 101 $1,289 $600 $725 $1,165 $657 $1,435 Debt to Equity Ratio 275% 234% 201% 146% 129% 143% Actual 2000 Actual 2001 Actual 2002 Actual 2003 Actual 2004 Forecast 2005 (2) Financial Indicators Forecast (1) Free Cash Flow (2) ($ Millions) ($270) $126 $366 $269 $156 ($345) Actual 2000 Actual 2001 Actual 2002 Actual 2003 Actual 2004 Forecast 2005 Capital Expenditures ($ Millions) (1) Free Cash Flow and Debt to Equity include acquisitions. Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

FMS Revenue History ($ Millions) Note: FMS revenue presentation revised to: (1) report both Contract Maintenance and Non-contractual Maintenance individually, and (2) to report trailer pool revenue previously included in the other product line in Full Service Lease and Commercial Rental.

Asset Management Update Note: U.S. only Redeployments Extensions Early Terminations Early Replacements 1Q01 1131 657 1672 474 1Q02 1790 1350 1903 343 1Q03 1322 948 1374 215 1Q04 1356 709 1467 252 1Q05 883 811 609 374 Redeployments down 35% reflecting a smaller pool of available redeployable vehicles Early terminations down 58% reflecting improved customer retention levels

Non-Revenue Earning Equipment (a) Units Not Yet Earning Revenue - "NYE" Units No Longer Earning Revenue - "NLE" Total 11,072 Dec 2001 Total 10,361 Mar 2002 Total 8,838 Mar 2003 Total 8,691 June 2002 Total 8,433 Sept 2002 Total 8,131 Dec 2002 Total 7,985 Jun 2003 (a) U.S. only (b) Excludes units for which customer deposits have been received. Total 7,200 Sept 2003 Total 8,079 Dec 2003 5,215 Units held for sale (b) 3,485 Total 8,648 Mar 2004 4,187 Total 7,770 Jun 2004 Total 7,167 Sept 2004 4,274 Total 8,305 Dec 2004 Total 10,231 Mar 2005 4,895

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Net Earnings and EPS Reconciliation ($ Millions or $ Earnings Per Share)

Return on Capital Reconciliation ($ Millions) (1) Adjusted earnings calculated based on a 12 month rolling period. (2) Average shareholders' equity and average debt are calculated quarterly using a weighted average. (3) Shareholders' equity reflects impact of accumulated pension related equity charge of $189 million as of 3/31/05 and $187 million as of 3/31/04. (4) The Company adopted return on capital, a non-GAAP financial measure, to determine how effectively capital is utilized across the business. Note: Totals may not foot due to rounding differences.

Free Cash Flow Reconciliation (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)